SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 10, 2003

AmeriCredit Automobile Receivables Trust 2003-A-M
(Exact name of registrant as specified in its charter)

United States	333 - 073606	88-0359494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Chris A. Choate, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Item 2.             Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $1,000,000,000 in principal amount of Securities (the “Securities”) on Form S-3.  Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2003-A-M (the “Trust”) issued $188,000,000 Class A-1 1.2975% Asset Backed Notes, $186,000,000 Class A-2-A 1.67% Asset Backed Notes, $186,000,000 Class A-2-B Floating Rate Asset Backed Notes, $73,500,000 Class A-3-A 2.37% Asset Backed Notes, $73,500,000 Class A-3-B Floating Rate Asset Backed Notes, $146,500,000 Class A-4-A 3.10% Asset Backed Notes and $146,000,000 Class A-4-B Floating Rate Asset Backed Notes, (collectively, the “Notes”) on April 16, 2003 (the “Closing Date”).  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of April 10, 2003, between the Trust and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent (the “Trustee” and the “Trust Collateral Agent”).

The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated April 9, 2002 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 5.             Other Events

The consolidated financial statements of MBIA Insurance Corporation (“MBIA”), a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ended December 31, 2001, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2001, and the consolidated financial statements of MBIA and its subsidiaries as of September 30, 2002 and for the nine month period ended September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended September 30, 2002 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus dated as of January 25, 2002 of AmeriCredit Financial Services, Inc. and (iii) the Prospectus Supplement for the Trust, and shall be deemed to be part hereof and thereof.

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                     Not applicable

(b)                    Not applicable

(c)                     Exhibits:

1.1                                 Underwriting Agreement, dated as of April 9, 2003, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1                                 Indenture, dated as of April 10, 2003, between AmeriCredit Automobile Receivables Trust 2003-A-M (the “Trust”) and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.

4.2                                 Amended and Restated Trust Agreement, dated as of April 10, 2003, between the Seller and Deutsche Bank Trust Company Delaware, as Owner Trustee.

4.3                               Sale and Servicing Agreement, dated as of April 10, 2003, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, JPMorgan Chase Bank, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer.

4.4                                 Note Guaranty Insurance Policy, dated as of April 16, 2003 and delivered by MBIA Insurance Corporation (the “Insurer”).

10.1                           Purchase Agreement, dated as of April 10, 2003, between AmeriCredit Financial Services Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2                           Indemnification Agreement, dated as of April 9, 2003, among the Insurer, the Seller and the Representative.

23.1                           Consent of PricewaterhouseCoopers LLP (“PWC”) regarding financial statement of the Trust and their report.

23.2                           Report of PWC regarding financial statement of the Trust.

23.3                           Consent of PWC regarding financial statements of the Insurer.

99.1                           Statistical information for the receivables as of the Initial Cutoff Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2003-A-M

	By:	AmeriCredit Financial Services, Inc., as Sponsor

		By:	/s/ Chris A. Choate
		Name:	Chris A. Choate
		Title:	Executive Vice President, Secretary and Chief Legal Officer

Dated: April 30, 2003

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of April 9, 2003, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of April 10, 2003, between AmeriCredit Automobile Receivables Trust 2003-A—M (the “Trust”) and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of April 10, 2003, between the Seller and Deutsche Bank Trust Company Delaware, as Owner Trustee.

4.3

Sale and Servicing Agreement, dated as of April 10, 2003, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, JPMorgan Chase Bank, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer.

4.4	Note Guaranty Insurance Policy, dated as of April 16, 2003 and delivered by MBIA Insurance Corporation (the “Insurer”).

10.1	Purchase Agreement, dated as of April 10, 2003, between AmeriCredit Financial Services Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Indemnification Agreement, dated as of April 9, 2003, among the Insurer, the Seller and the Representative.

23.1	Consent of PricewaterhouseCoopers LLP (“PWC”) regarding financial statement of the Trust and their report.

23.2	Report of PWC regarding financial statement of the Trust.

23.3	Consent of PWC regarding financial statements of the Insurer.

99.1	Statistical information for the receivables as of the Initial Cutoff Date.